Exhibit 23.

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Wegener Corporation
Duluth, Georgia

     We hereby  consent to the  incorporation  by reference in the  Registration
Statements (File No. 33-45390,  No. 33-42007,  No. 333-08017,  No. 33-27527, No.
333-29887, No. 33-51205 and No. 333-29889) of our reports dated October 27, 1999 relating to the consolidated financial statements and schedule of Wegener Corporation and Subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended September 3, 1999.


Atlanta, Georgia                                          BDO Seidman, LLP
November 22, 1999